[Exhibit 10.2 - Contract, dated January 13, 2004,
                 between China Cardinal Limited and the Company]

                                    Contract

Party A:  Minghua Group International Holdings Ltd.
Address:  Guangdong Bian Fang Building, 10th Floor
          Fujing Road, Futian District, Shenzhen, 518033,
          People's Republic of China
Chairman: Li Chuquan

Party B:  China Cardinal Limited
Address:  Flat/Rm 708, 7/F, Dannies House, 20 Luard Rd, Wanchai, Hong Kong
Chairman: Yang Maolin

After friendly discussion and on the basis of equality and mutual benefit, both parties have reached the following agreement on the cooperation items:

I.    Brief Introduction to Minghua Group International Holdings Ltd.

                        Minghua  Group  International  Holdings Ltd. is a public
                  reporting   company  whose   securities   are  quoted  on  the
                  Over-the-Counter Bulletin Board (OTCBB: MGHA.OB).

II. Investment Amount

Party B hereby agrees that it shall invest in Party A cash in the amount of HKD18 million or USD$2,307,692 (calculated at exchange rate of 1USD=HKD7.8). Party A hereby agrees that it shall issue to Party B, 16,483,514 shares of Party A's common stock; provided, however, that none of such shares shall be issued until after payment has actually been received for all of such shares. These shares are therefore being issued at a purchase price per share of USD$0.14.

III. Investment Time

Party B shall pay the funds referred to in Article II above into the account of "Shenzhen Minghua Environmental Protection Vehicle Co., Ltd." as set forth below for the benefit of, and as requested by, Party A.

Party  B  shall  pay  HKD13  million  (or   equivalent  RMB  or  USD)  into  the
aforementioned account in installments as requested by Party A. The full HKD 13 million shall be paid into such account on or before January 18, 2004.

The remaining HKD5 million (or equivalent RMB or USD) will be paid by Party B into the aforementioned account on or before March 31, 2004.

The name and number of the account as designated by Party A are as follows:
Name: Shenzhen Minghua Environmental Protection Vehicle Co., Ltd.
Account number: 9584055910001
Account opening bank: China Merchants Bank Shenzhen Shenfang Business Dept.

IV.      Stock Issuance

Party A shall issue to Party B the full number of shares of Party A's common stock as described above within 30 days following the date that Party B has fully met all of its obligations hereunder and fully funded all amounts described in Article III above.

V.       Miscellaneous

This contract is in quadruplicate, with two copies for each party respectively, and it will become effective from the date of signature. Facsimile execution and delivery of this contract is legal, valid and binding for all purposes. This contract will be governed and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. Each party hereto hereby consents to the jurisdiction of the federal and state courts sitting within the State of New York. Party B shall, upon the request of Party A, from time to time, execute and deliver promptly to Party A all instruments and documents of further assurances or otherwise and will do any and all such acts and things as may be reasonably required to carry out the obligations of Party B hereunder and to consummate the transactions contemplated hereby.

VI.      Liquidated Damages

If either party of the contract parties is unable to fulfill the contract, the defaulting party will be obligated to pay the non-defaulting party HKD500,000.

VII.     Supplemental Agreements

For any unresolved issues of this contract, both parties will sign the separate supplementary agreement, having the same legal force as this contract.

VIII. Representations and Warranties of Party B

Party B hereby represents and warrants to Party A as follows:

      a. Access to Information. Party B, in making the decision to purchase the Shares, has relied upon its independent investigations made by it and/or its representatives, if any. Except as set forth in this contract, no representations, assurances or warranties have been made to Party B or its advisers, by Party A or by any of its respective officers, directors, agents, employees, or affiliates, nor anyone else on their behalf, concerning, among other things, the future profitability of Party A or Party B's investment in it. Party B and/or its representatives during the course of this transaction, and prior to the purchase of any Shares, has had the opportunity to ask questions of and receive answers from the management of Party A concerning the business of Party A and to receive any additional information, documents, records and books relative to the business, assets, financial condition, results of operations and liabilities (contingent or otherwise) of Party A. Party B has obtained copies of the reports filed by Party A with the Securities and Exchange Commission (the "SEC") since the filing of Party A's last annual report on Form 10-KSB (the "SEC Filings"), including Party A's most recently filed quarterly and current reports filed with the SEC and has carefully reviewed all of the information contained in the SEC Filings, including the risk factors contained in such reports and fully understands all of the disclosure contained therein. Party B recognizes that Party A has limited financial or operating history and that the Shares as an investment involve significant risks.

      b. Sophistication and Knowledge. Party B and/or its representatives has such knowledge and experience in financial and business matters that it can represent itself and is capable of evaluating the merits and risks of the purchase of the Shares. Party B is not relying on Party A with respect to the tax and other economic considerations of an investment in the Shares, and Party B has relied on the advice of, or has consulted with, only Party B's own advisor(s). Party B represents that it has not been organized for the purpose of acquiring the Shares.


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

      c. Lack of Liquidity. Party B acknowledges that the purchase of the Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Shares, including the total loss of its investment. Party B acknowledges and understands that the Shares may not be sold to a U.S. Person (as hereinafter defined) or into the United States for a period of one
            (1) year from the date of purchase and that Party B has no present need for liquidity in connection with its purchase of the Shares.

      d. No Public Solicitation. Party B is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to Party B in connection with investments in securities generally. Neither Party A nor Party B has engaged in any `Directed Selling Efforts in the U.S.' as defined in Regulation S promulgated by the SEC pursuant to The Securities Act of 1933 (the "Securities Act").

      e. Authority. Party B has full right and power to enter into and perform pursuant to this contract and make an investment in Party A, and this contract constitutes Party B's valid and legally binding obligation, enforceable in accordance with its terms. Party B is authorized and otherwise duly qualified to purchase and hold the Shares and to enter into this contract.

      f. Brokers or Finders. No person has or will have, as a result of the transactions contemplated by this contract, any right, interest or valid claim against or upon Party A for any commission, fee or other compensation as a finder or broker because of any act or omission by such Party B or its respective agents.

      g. Compliance with Local Laws. Any resale of the Shares during the `distribution compliance period' as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. Party B will not offer to sell or sell the Shares in any jurisdiction unless Party B obtains all required consents, if any.

      h. Regulation S Exemption. Party B understands, acknowledges and agrees that the offering and sale of the Shares to Party B has not been registered under the Securities Act or under any state securities laws or regulations and that the Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that Party A is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Party B set forth herein in order to determine the applicability of such exemptions and the suitability of Party B to acquire the Shares. In this regard, Party B represents, warrants and agrees that:

            i. Party B is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of Party A. A U.S. Person means any one of the following:

                  (1) any natural person resident in the United States of America;

                  (2) any partnership or corporation organized or incorporated under the laws of the United States of America;

                  (3) any estate of which any executor or administrator is a U.S. person;

                  (4)   any trust of which any trustee is a U.S. person;


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

                  (5) any agency or branch of a foreign entity located in the United States of America;

                  (6) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

                  (7) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

                  (8)   any partnership or corporation if:

                        (a) organized or incorporated under the laws of any foreign jurisdiction; and

                        (b) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

            ii. At the time of the origination of contact concerning this contract and the date of the execution and delivery of this contract, Party B was outside of the United States.

            iii. Party B will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S. At no time shall Party B offer or sell the Shares unless they are registered under the Securities Act or are exempt from the registration requirements of the Securities Act and any applicable state or foreign securities laws or regulations.

            iv. Party B will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therein and, in accordance with all applicable state and foreign securities laws.

            v. Party B has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not directly or indirectly engage in, any short selling of or any hedging or similar transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.


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


            vi. Neither Party B nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and Party B and any person acting on its behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

            vii. The transactions contemplated by this contract have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

            viii. Neither  Party B nor  any  person  acting  on its  behalf  has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. Party B agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

      i. Legends. Each certificate representing the shares of common stock included in the Shares and each warrant certificate representing the warrants included in the Unit shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

            i. "THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT."

            ii.   "TRANSFER  OF  THESE  SECURITIES  IS  PROHIBITED,   EXCEPT  IN
                  ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE


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

            CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

      j. Stop Transfer Orders. Party B consents to Party A making a notation on its records or giving instructions to any transfer agent of Party A in order to implement the restrictions on transfer of the Shares set forth in this agreement and as required by Regulation S.

      k. PATRIOT Act. Party B is not, nor is it acting as an agent, representative, intermediary or nominee for, a person identified on the list of blocked persons maintained by the Office of Foreign Assets Control, U.S. Department of Treasury. In addition, Party B has complied with all applicable U.S. laws, regulations, directives, and executive orders relating to anti-money laundering , including but not limited to the following laws: (1) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and
            (2) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001. Party B shall ensure that it obtains a representation similar to the foregoing from any transferee of the Shares of Party A's Common Stock purchased by Party B pursuant to this contract. Further, this transaction and any resale of Shares by Party B to transferees shall not violate the statutes mentioned in this representation.

      l. Transfers Must Comply with Regulation S. Notwithstanding anything contained herein to the contrary, Party A may refuse to register any transfer of the Shares of common stock of Party A that are not made in accordance with Regulation S, pursuant to the registration under the Securities Act or pursuant to an available exemption from registration.

IX.   Indemnity

Party B understands and acknowledges that Party A is relying on the representations made by Party B herein, and, thus, hereby agrees to indemnify Party A, and its respective officers and directors, agents, attorneys, and employees, and agrees to hold them harmless from and against any and all loss, damage, liability, or expense, including reasonable attorney's fees, that it or any of them may suffer, sustain, or incur by reason of or in connection with any misrepresentation or breach of warranty or agreement made by Party A under this contract.

Party A: Minghua Group International Holdings Ltd.

Undersigned (Li Chuquan):

/s/ Li, Chuquan

Party B: China Cardinal Limited

Undersigned (Yang Maolin):

/s/ Yang Maolin

Signed on January 13, 2004 in Hong Kong


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